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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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        Date of Report (date of earliest event reported):  June 9, 1998


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                           SENSYS TECHNOLOGIES INC.

            (Exact name of registrant as specified in its charter)


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            DELAWARE                  000-08193             38-1873250
(State or other jurisdiction of   (Commission File       (I.R.S. Employer
         incorporation)                Number)          Identification No.)

                               8419 TERMINAL ROAD
                         NEWINGTON, VIRGINIA 22122-1430
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (703) 550-7000

                           DAEDALUS ENTERPRISES, INC.
                               300 PARKLAND PLAZA
                                  P.O. BOX 1869
                               ANN ARBOR, MI 48106
          (Former name or former address, if changed since last report)


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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.
ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.


      On June 9, 1998, certain affiliates of S.T. Research Corporation, a Virginia corporation ("STR") acquired control of Sensys Technologies Inc., formerly known as Daedalus Enterprises, Inc.1 ("Sensys" or the "Registrant" or the "Company"), pursuant to the terms and conditions of that certain Agreement and Plan of Merger dated as of December 23, 1997 (the "Merger Agreement") by and between Sensys, STR and DEI Merger Sub, Inc., a wholly-owned subsidiary of Sensys ("Merger Sub"). Pursuant to the Merger Agreement, which was approved by the shareholders of STR on June 9, 1998, each share of STR common stock was converted into the right to receive 2.58 shares of newly issued common stock, and Merger Sub was to be merged with and into STR (the "Merger"), causing STR to become a wholly-owned subsidiary of Sensys. The Merger was consummated on June 9, 1998 with the filing of Articles of Merger with the Commonwealth of Virginia State Corporation Commission.

      Upon the consummation of the Merger, the former STR stockholders own approximately 86.5% of the outstanding shares of the Registrant's common stock. All of the directors and officers of STR as a group acquired 56.2% of the issued and outstanding shares of common stock of Sensys in exchange for shares of common stock of STR held by them. Specifically, the following individuals acquired that percentage of Sensys common stock set forth opposite their names:

      Name                    Number of Shares Acquired           Percent of Class

      S.R. Perrino                   799,688                       20.2
      Donald Reiser                  234,318                        5.9
      Robert Bower                    52,624                        1.3
      S. Kent Rockwell               981,194                       24.8
      John D. Sanders                 69,460                        1.8
      Charles Bernard                 25,800                         *
      Admiral James Busey, IV         25,800                         *

* less than one percent

      In connection with the Merger, Thomas Ory, Charles Stanich, John Sanders, Philip Power, S.R. Perrino, Robert Bower, John Sanders, Donald Reiser and Sensys entered into a Voting Agreement, dated as of December 23, 1997. The Voting Agreement provides, among other things, for a period beginning at the time of the Merger, and ending on the date following the conclusion of the second annual meeting of the stockholders of Sensys after the

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1 Also on June 9, 1998, the Registrant's shareholders approved a proposal to amend and restate the Registrant's Certificate of Incorporation to change the name of the company from "Daedalus Enterprises, Inc." to "Sensys Technologies Inc.", as well as increase the number of authorized shares of common stock to 5,000,000. (See Item 5 of this report).


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Merger, that (i) except under certain circumstances, the number of directors on the Board of Directors of Sensys shall be fixed at seven and (ii) each of the parties to the Voting Agreement will nominate Thomas R. Ory, John D. Sanders, Philip H. Power, S. R. Perrino, S. Kent Rockwell, James Busey and Charles Bernard for election as directors at each meeting of the stockholders of Sensys at which directors are elected, subject to the consent of such persons to serve in such capacity.

      Subsequent to approval of the Merger Agreement and the consummation of the Merger, at a meeting held June 9, 1998, the Board of Directors of Sensys fixed the number of directors at seven, and William S. Panschar and Charles
G. Stanich thereafter both resigned from the Board, as contemplated by the Merger Agreement. Thereafter, the Board appointed Messrs. Perrino, Rockwell, Busey and Bernard to the Board to fill the four vacancies on the Board. The Board also elected the following officers:

S. R. Perrino                      President and Chief Executive Officer
Donald Reiser                      Senior Vice President, Research
                                   and Development
Robert Bower                       Chief Financial Officer and Treasurer
Thomas Ory                         Vice President; President of the Imaging
                                   Group

The Board voted to merge STR with and into the Registrant.

      (b) There are no current arrangements which may result in a change of control of the issuer.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a)   Previous independent accountants.

      On June 9, 1998, the Registrant dismissed Deloitte & Touche, LLP as its independent accountants. Except for a going concern explanatory paragraph set forth in its September 23, 1997 report, the reports of Deloitte & Touche LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change independent accountants was approved by the Board of Directors as a whole. In connection with the audits of the Company's financial statements for each of the two fiscal years ended July 31, 1997 and July 31, 1996, and in the subsequent six-month interim period ended April 30, 1998, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their report on the financial statements for such periods.


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      During the Registrant's two most recent fiscal years and through June
9, 1998, there has been no reportable event as defined in Regulation S-K Item 304(a)(1)(v). The Registrant has requested that Deloitte & Touche, LLP furnish it with a letter addressed to the Commission stating whether or not Deloitte & Touche LLP agrees with the above statements. A copy of such letter, dated June 11, 1998, is filed as Exhibit 16.1 to this report.

      (b)   New independent accountants.

      The Company engaged Coopers & Lybrand L.L.P. as the Company's new independent accountants as of June 9, 1998. Coopers & Lybrand L.L.P. had served as the independent accountants of S.T. Research Corporation for fiscal year ended September 30, 1997.


ITEM 5.  OTHER EVENTS.

      On June 9, 1998, the shareholders of the Registrant approved a proposal to amend and restate the Registrant's certificate of incorporation to increase the number of authorized shares of common stock, $.01 par value, to five million (5,000,000) and change the name of the registrant to Sensys Technologies Inc. On June 9, 1998, subsequent to the shareholder vote, the Company filed a Restated and Amended Certificate of Incorporation reflecting such changes with the Delaware Secretary of State, Division of Corporations.

      Additionally, at the June 9, 1998 shareholders' meeting, the shareholders approved an amendment to the Company's Long-Term Incentive Plan (the "Plan") increasing the number of shares of common stock issuable under Plan from 64,000 to 400,000, and increasing the limit on the number of shares of common stock that maybe subject to options granted to any salaried employee in any three consecutive fiscal years from 25,000 to 100,000.

ITEM 7.  FINANCIAL STATEMENTS.

      (a) The annual financial statements required by this item are incorporated by reference to the Company's Registration Statement on Form S-4 Amendment No. 2, filed with the Securities & Exchange Commission on May 12, 1998, File No. 333-47333. As of the date of this Form 8-K, it is impracticable for the Company to file the required interim financial statements of the acquired business. The Company intends to file such required information as soon as the interim financial statements become available, but in any event not later than August 14, 1998.

      (b) As of the date of this Form 8-K, it is impracticable for the Company to file the required pro forma financial information required by this item. The Company intends to file such required information as soon as the pro forma financial information becomes available, but in any event not later than August 14, 1998.

      (c)   Exhibits:

            2.1 Agreement and Plan of Merger, dated as of December 23, 1997 by and among Registrant, DEI Merger Sub, Inc. and S.T.


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                  Research Corporation (incorporated by reference to Exhibit 2.1 to Form 8-K filed with the Securities and Exchange Commission on December 29, 1997, File No. 000-08193).

            3.1 Amended and Restated Certificate of Incorporation (filed herewith).

            3.2   By-Laws, as amended (filed herewith).

           10.1   Voting Agreement (filed herewith).

           16.1   Letter from Deloitte & Touche LLP (filed herewith).

           23.1   Consent of Coopers & Lybrand L.L.P. (filed herewith).

           23.2   Consent of Ross, Langan & McKendree, L.L.P. (filed herewith).

           99.1 Press Release of the Company dated June 11, 1998 (filed herewith).

      ITEM 8.

      On June 9, 1998, the Registrant changed the end of its fiscal year to September 30. Because the Registrant is accounting for the merger as a reverse acquisition and has adopted the fiscal year end of the accounting acquiror, no transition report will be filed.

      The next quarterly report beyond the quarterly report for the quarter ended April 30, 1998 will be filed for the quarterly period ended June 30, 1998 (based on the new fiscal year end).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SENSYS TECHNOLOGIES INC.
                                    (Registrant)



Date: June 15, 1998                 By:   /s/
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                                          Robert R. Bower
                                          Chief Financial Officer and Treasurer



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